Exhibit 99.1

Battalion Oil Corporation Announces Third Quarter 2020 Results

HOUSTON, TEXAS – November 9, 2020 – Battalion Oil Corporation (NYSEA: BATL, “Battalion” or the “Company”) today announced its third quarter 2020 results.

Third Quarter Results

Average daily net production for the quarter ended September 30, 2020 was 17,076 Boe per day, of which oil represented 56%. Total revenue for the third quarter was $39.8 million, of which 84% related to crude oil. Realized gains on derivative settlements totaled $5.3 million for the third quarter.

Richard Little, the Company’s CEO, commented, “It’s hard to imagine that Q3 is a reflection of a return to ‘normal,’ however as prices recovered from lows in April, I’m pleased Battalion has had a chance to get back to optimizing production of hydrocarbons. With production back online, I’m proud of our team for demonstrating that we can continue to lower costs in this environment and prepare for whatever comes next. We’ve also used this opportunity to take proactive measures to improve our product pricing, which we are now benefiting from.”

Adjusted G&A was $2.09 per Boe in the third quarter of 2020 compared to $4.92 per Boe in the third quarter of 2019 (see Selected Operating Data table for additional information). Lease operating and workover expense was $7.00 per Boe in the third quarter of 2020 and $8.91 per Boe in the third quarter of 2019.

The Company reported a net loss to common stockholders for the third quarter of 2020 of $153.1 million, including a full cost ceiling test impairment of $128.3 million, which was associated almost entirely with a significant decline in the SEC trailing twelve month price deck used to calculate reserves value. The Company reported a net loss per basic and diluted share of $9.45, and Adjusted LTM EBITDA of $93.9 million, compared to $61.6 million in the third quarter of 2019 (see Adjusted EBITDA Reconciliation table for additional information).

As of November 6, 2020, Battalion had 8,500 Bopd of oil hedged for the remainder of 2020 at an average price of $42.53 per barrel.  For 2021, the Company has 7,000 Bopd of oil hedged at an average price of $45.51 per barrel. For the first half of 2022, the Company has 4,000 Bopd of oil hedged at an average price of $52.38 per barrel. As of September 30, 2020, the mark-to-market value of derivative contracts was approximately $16.3 million.

Conference Call Information

Battalion Oil Corporation has scheduled a conference call for Tuesday, November 10, 2020, at 11:00 a.m. EDT (10:00 a.m. CDT). To participate in the conference call, dial 720-452-9102 or 866-248-8441 (toll free) a few minutes before the call begins and reference Battalion Oil Corporation confirmation code 3866208.  The conference call recording will also be posted to Battalion’s website: www.battalionoil.com.

Forward Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not strictly historical statements constitute forward-looking statements. Forward-looking statements include, among others, statements about anticipated production, liquidity, capital spending, drilling and completion plans, and forward guidance. Forward-looking statements may often, but not always, be identified by the use of such words such as "expects", "believes", "intends", "anticipates", "plans", "estimates", “projects”, "potential", "possible", or "probable" or statements that certain actions, events or results "may", "will", "should", or "could" be taken, occur or be achieved. Forward-looking statements are based on current beliefs and expectations and involve certain assumptions or estimates that involve various risks and uncertainties that could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to, those set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and other filings submitted by the Company to the U.S. Securities and Exchange Commission (“SEC”), copies of which may be obtained from the SEC's website at www.sec.gov or through the Company's website at www.battalionoil.com. Readers should not place undue reliance on any such forward-looking statements, which are made only as of the date hereof. The Company has no duty, and assumes no obligation, to update forward-looking statements as a result of new information, future events or changes in the Company's expectations.

About Battalion
Battalion Oil Corporation is an independent energy company engaged in the acquisition, production, exploration and development of onshore oil and natural gas properties in the United States.

Contact
John-Davis Rutkauskas
Director, Corporate Finance & IR
(832) 538-0551

BATTALION OIL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(In thousands, except per share amounts)

	Successor	Predecessor	Successor	Predecessor
	Three Months	Three Months	Nine Months	Nine Months
	Ended	Ended	Ended	Ended
	September 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
Operating revenues:
Oil, natural gas and natural gas liquids sales:
Oil	$33,638	$46,275	$91,313	$145,024
Natural gas	1,912	301	3,102	107
Natural gas liquids	3,896	3,987	10,086	13,229
Total oil, natural gas and natural gas liquids sales	39,446	50,563	104,501	158,360
Other	384	246	1,222	743
Total operating revenues	39,830	50,809	105,723	159,103

Operating expenses:
Production:
Lease operating	10,091	11,958	32,880	39,617
Workover and other	905	1,566	2,767	5,580
Taxes other than income	2,722	3,012	7,130	9,213
Gathering and other	13,500	10,147	39,275	36,057
Restructuring	—	3,223	2,580	15,148
General and administrative	4,111	19,423	13,237	36,550
Depletion, depreciation and accretion	15,755	20,512	48,167	90,912
Full cost ceiling impairment	128,336	45,568	188,443	985,190
(Gain) loss on sale of Water Assets	—	(164)	—	3,618
Total operating expenses	175,420	115,245	334,479	1,221,885
Income (loss) from operations	(135,590)	(64,436)	(228,756)	(1,062,782)

Other income (expenses):
Net gain (loss) on derivative contracts	(15,843)	13,457	67,695	(34,332)
Interest expense and other	(1,692)	(10,547)	(4,889)	(37,606)
Reorganization items, net	—	(1,758)	—	(1,758)
Total other income (expenses)	(17,535)	1,152	62,806	(73,696)
Income (loss) before income taxes	(153,125)	(63,284)	(165,950)	(1,136,478)
Income tax benefit (provision)	—	—	—	95,791
Net income (loss)	$(153,125)	$(63,284)	$(165,950)	$(1,040,687)

Net income (loss) per share of common stock:
Basic	$(9.45)	$(0.40)	$(10.24)	$(6.55)
Diluted	$(9.45)	$(0.40)	$(10.24)	$(6.55)
Weighted average common shares outstanding:
Basic	16,204	159,143	16,204	158,916
Diluted	16,204	159,143	16,204	158,916

BATTALION OIL CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)

(In thousands, except share and per share amounts)

	Successor
	September 30, 2020	December 31, 2019
Current assets:
Cash and cash equivalents	$1,827	$5,701
Accounts receivable, net	26,053	48,504
Assets from derivative contracts	18,996	4,995
Restricted cash	—	4,574
Prepaids and other	2,326	7,379
Total current assets	49,202	71,153
Oil and natural gas properties (full cost method):
Evaluated	520,453	420,609
Unevaluated	80,540	105,009
Gross oil and natural gas properties	600,993	525,618
Less - accumulated depletion	(254,849)	(19,474)
Net oil and natural gas properties	346,144	506,144
Other operating property and equipment:
Other operating property and equipment	3,490	3,655
Less - accumulated depreciation	(1,020)	(378)
Net other operating property and equipment	2,470	3,277
Other noncurrent assets:
Assets from derivative contracts	9,675	224
Operating lease right of use assets	424	3,165
Other assets	5,178	703
Total assets	$413,093	$584,666

Current liabilities:
Accounts payable and accrued liabilities	$56,130	$97,333
Liabilities from derivative contracts	9,055	8,069
Current portion of long-term debt	1,401	—
Operating lease liabilities	657	923
Asset retirement obligations	—	109
Total current liabilities	67,243	106,434
Long-term debt, net	178,808	144,000
Other noncurrent liabilities:
Liabilities from derivative contracts	3,292	4,854
Asset retirement obligations	10,960	10,481
Operating lease liabilities	—	2,247
Commitments and contingencies
Stockholders' equity:
Common stock: 100,000,000 shares of $0.0001 par value authorized;
16,203,967 and 16,203,940 shares issued and outstanding as of
September 30, 2020 and December 31, 2019, respectively	2	2
Additional paid-in capital	329,198	327,108
Retained earnings (accumulated deficit)	(176,410)	(10,460)
Total stockholders' equity	152,790	316,650
Total liabilities and stockholders' equity	$413,093	$584,666

BATTALION OIL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(In thousands)

	Successor	Predecessor	Successor	Predecessor
	Three Months	Three Months	Nine Months	Nine Months
	Ended	Ended	Ended	Ended
	September 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
Cash flows from operating activities:
Net income (loss)	$(153,125)	$(63,284)	$(165,950)	$(1,040,687)
Adjustments to reconcile net income (loss) to net cash
provided by (used in) operating activities:
Depletion, depreciation and accretion	15,755	20,512	48,167	90,912
Full cost ceiling impairment	128,336	45,568	188,443	985,190
(Gain) loss on sale of Water Assets	—	(164)	—	3,618
Deferred income tax provision (benefit)	—	—	—	(95,791)
Stock-based compensation, net	620	(2,278)	1,793	(8,035)
Unrealized loss (gain) on derivative contracts	21,128	(11,571)	(24,029)	45,834
Amortization and write-off of deferred loan costs	—	882	—	1,859
Amortization of discount and premium	—	23	—	134
Reorganization items, net	(717)	(283)	(6,440)	(283)
Accrued settlements on derivative contracts	125	574	474	168
Other income (expense)	(184)	(4)	280	367
Cash flows from operations before changes in working capital	11,938	(10,025)	42,738	(16,714)
Changes in working capital	(7,164)	3,690	5,140	(16,519)
Net cash provided by (used in) operating activities	4,774	(6,335)	47,878	(33,233)

Cash flows from investing activities:
Oil and natural gas capital expenditures	(5,319)	(28,075)	(96,483)	(167,235)
Proceeds received from sale of oil and natural gas properties	3,000	—	3,500	1,247
Acquisition of oil and natural gas properties	—	—	—	(2,809)
Other operating property and equipment capital expenditures	(28)	(21,037)	(28)	(85,613)
Funds held in escrow and other	(1)	(2)	508	(7)
Net cash provided by (used in) investing activities	(2,348)	(49,114)	(92,503)	(254,417)

Cash flows from financing activities:
Proceeds from borrowings	38,000	71,234	119,209	315,234
Repayments of borrowings	(39,000)	(1,000)	(83,000)	(57,000)
Equity issuance costs and other	—	(14)	(32)	(441)
Net cash provided by (used in) financing activities	(1,000)	70,220	36,177	257,793

Net increase (decrease) in cash, cash equivalents and restricted cash	1,426	14,771	(8,448)	(29,857)

Cash, cash equivalents and restricted cash at beginning of period	401	2,238	10,275	46,866
Cash, cash equivalents and restricted cash at end of period	$1,827	$17,009	$1,827	$17,009

BATTALION OIL CORPORATION

SELECTED OPERATING DATA

(Unaudited)

	Successor	Predecessor	Successor	Predecessor
	Three Months	Three Months	Nine Months	Nine Months
	Ended	Ended	Ended	Ended
	September 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
Production volumes:
Crude oil (MBbls)	877	863	2,589	2,723
Natural gas (MMcf)	2,266	1,924	6,437	6,381
Natural gas liquids (MBbls)	316	333	917	911
Total (MBoe)	1,571	1,517	4,579	4,698
Average daily production (Boe/d)	17,076	16,489	16,712	17,209

Average prices:
Crude oil (per Bbl)	$38.36	$53.62	$35.27	$53.26
Natural gas (per Mcf)	0.84	0.16	0.48	0.02
Natural gas liquids (per Bbl)	12.33	11.97	11.00	14.52
Total per Boe	25.11	33.33	22.82	33.71

Cash effect of derivative contracts:
Crude oil (per Bbl)	$5.33	$(3.04)	$15.96	$(0.93)
Natural gas (per Mcf)	0.27	0.78	0.37	0.94
Natural gas liquids (per Bbl)	—	10.48	—	9.38
Total per Boe	3.36	1.56	9.54	2.55

Average prices computed after cash effect of settlement of derivative contracts:
Crude oil (per Bbl)	$43.69	$50.58	$51.23	$52.33
Natural gas (per Mcf)	1.11	0.94	0.85	0.96
Natural gas liquids (per Bbl)	12.33	22.45	11.00	23.90
Total per Boe	28.47	34.89	32.36	36.26

Average cost per Boe:
Production:
Lease operating	$6.42	$7.88	$7.18	$8.43
Workover and other	0.58	1.03	0.60	1.19
Taxes other than income	1.73	1.99	1.56	1.96
Gathering and other, as adjusted (1)	8.59	6.47	7.83	7.30
Restructuring	-	2.12	0.56	3.22
General and administrative, as adjusted (1)	2.09	4.92	2.09	5.29

(1) Represents gathering and other and general and administrative costs per Boe, adjusted for items noted in the reconciliation below:

General and administrative:
General and administrative, as reported	$2.61	$12.81	$2.89	$7.78
Stock-based compensation:
Non-cash	(0.39)	1.50	(0.39)	1.71
Non-recurring professional fees and other:
Cash	(0.13)	(9.39)	(0.41)	(4.20)
General and administrative, as adjusted(2)	$2.09	$4.92	$2.09	$5.29

Gathering and other, as reported	8.59	6.69	8.58	7.67
Rig termination and stacking charges and other(3)	-	(0.22)	(0.75)	(0.37)
Gathering and other, as adjusted(4)	$8.59	$6.47	$7.83	$7.30

Total operating costs, as reported	19.93	30.40	20.81	27.03
Total adjusting items	(0.52)	(8.11)	(1.55)	(2.86)
Total operating costs, as adjusted(5)	$19.41	$22.29	$19.26	$24.17

(2)	General and administrative, as adjusted, is a non-GAAP measure that excludes non-cash stock-based compensation charges relating to equity awards under our incentive stock plans, as well as other cash charges associated with non-recurring professional fees and other costs. The Company believes that it is useful to understand the effects that these charges have on general and administrative expenses and total operating costs and that exclusion of such charges is useful for comparison to prior periods.
(3)	Amounts for periods prior to 2020 have been revised to conform to the current presentation by eliminating adjustments for gas treating fees.
(4)	Gathering and other, as adjusted, is a non-GAAP measure that excludes rig termination and stacking charges and other costs. The Company believes that it is useful to understand the effects that these charges have on gathering and other expense and total operating costs and that exclusion of such charges is useful for comparative purposes.
(5)	Represents lease operating, workover and other expense, taxes other than income, gathering and other expense and general and administrative costs per Boe, adjusted for items noted in the reconciliation above.

BATTALION OIL CORPORATION

SELECTED ITEM REVIEW AND RECONCILIATION (Unaudited)

(In thousands, except per share amounts)

	Successor	Predecessor	Successor	Predecessor
	Three Months	Three Months	Nine Months	Nine Months
	Ended	Ended	Ended	Ended
	September 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
As Reported:
Net income (loss), as reported	$(153,125)	$(63,284)	$(165,950)	$(1,040,687)

Impact of Selected Items:
Unrealized loss (gain) on derivatives contracts:
Crude oil	$19,354	$(14,873)	$(26,201)	$35,967
Natural gas	1,774	1,269	2,172	3,753
Natural gas liquids	—	2,033	—	6,114
Total mark-to-market non-cash charge	21,128	(11,571)	(24,029)	45,834
Full cost ceiling impairment	128,336	45,568	188,443	985,190
(Gain) loss on sale of Water Assets	—	(164)	—	3,618
Reorganization items	—	1,758	—	1,758
Restructuring	—	3,223	2,580	15,148
Rig termination and stacking charges and other	210	15,276	5,327	22,601
Selected items, before income taxes	149,674	54,090	172,321	1,074,149
Income tax effect of selected items (1)	—	—	—	(91,741)
Selected items, net of tax	149,674	54,090	172,321	982,408

As Adjusted:
Net income (loss), excluding selected items (2)(3)	$(3,451)	$(9,194)	$6,371	$(58,279)

Basic net income (loss) per common share, as reported	$(9.45)	$(0.40)	$(10.24)	$(6.55)
Impact of selected items	9.24	0.34	10.63	6.18
Basic net income (loss) per common share, excluding selected items (2)(3)	$(0.21)	$(0.06)	$0.39	$(0.37)

Diluted net income (loss) per common share, as reported	$(9.45)	$(0.40)	$(10.24)	$(6.55)
Impact of selected items	9.24	0.34	10.63	6.18
Diluted net income (loss) per common share, excluding selected items (2)(3)(4)	$(0.21)	$(0.06)	$0.39	$(0.37)

Net cash provided by (used in) operating activities	$4,774	$(6,335)	$47,878	$(33,233)
Changes in working capital	7,164	(3,690)	(5,140)	16,519
Cash flows from operations before changes in working capital	11,938	(10,025)	42,738	(16,714)
Cash components of selected items	802	19,966	13,423	39,530
Income tax effect of selected items (1)	—	—	—	(8,301)
Cash flows from operations before changes in working capital, adjusted for selected items (2)(3)	$12,740	$9,941	$56,161	$14,515

(1)	For the nine months ended September 30, 2019 (Predecessor), this represents the tax impact using an estimated tax rate of 21.0% and includes a $133.8 million adjustment for the net change in valuation allowance.
(2)	Net income (loss) and earnings per share excluding selected items and cash flows from operations before changes in working capital adjusted for selected items are non-GAAP measures presented based on management's belief that they will enable a user of the financial information to understand the impact of these items on reported results. These financial measures are not measures of financial performance under GAAP and should not be considered as an alternative to net income, earnings per share and cash flows from operations, as defined by GAAP. These financial measures may not be comparable to similarly named non-GAAP financial measures that other companies may use and may not be useful in comparing the performance of those companies to Battalion's performance. Amounts for periods prior to 2020 have been revised to conform to the current presentation by eliminating adjustments for gas treating fees. Management believes that conforming the presentation of this information facilitates comparisons across periods.
(3)	For the three and nine months ended September 30, 2020 (Successor), net income (loss), earnings per share excluding selected items and cash flow from operations before changes in working capital include approximately $6.6 million and $22.9 million, respectively, of net proceeds from hedge monetizations. For the three and nine months ended September 30, 2019 (Predecessor), net income (loss) and earnings per share excluding selected items and cash flows from operations before changes in working capital include approximately $0.1 million and $7.8 million, respectively, of proceeds related to hedge monetizations.
(4)	The impact of selected items for the three months ended September 30, 2020 (Successor) and 2019 (Predecessor) were calculated based upon weighted average diluted shares of 16.2 million and 159.1 million, respectively, due to the net income (loss) available to common stockholders, excluding selected items. The impact of selected items for the nine months ended September 30, 2020 (Successor) and 2019 (Predecessor) were calculated based upon weighted average diluted shares of 16.2 million and 158.9 million, respectively, due to the net income (loss) available to common stockholders, excluding selected items.

BATTALION OIL CORPORATION

ADJUSTED EBITDA RECONCILIATION (Unaudited)

(In thousands)

	Successor	Predecessor	Successor	Predecessor
	Three Months	Three Months	Nine Months	Nine Months
	Ended	Ended	Ended	Ended
	September 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019

Net income (loss), as reported	$(153,125)	$(63,284)	$(165,950)	$(1,040,687)
Impact of adjusting items:
Interest expense	1,964	9,911	5,520	36,265
Depletion, depreciation and accretion	15,755	20,512	48,167	90,912
Full cost ceiling impairment	128,336	45,568	188,443	985,190
Income tax provision (benefit)	—	—	—	(95,791)
Stock-based compensation	620	(2,278)	1,793	(8,035)
Interest income	(273)	(13)	(602)	(91)
Reorganization items	—	1,758	—	1,758
Restructuring	—	3,223	2,580	15,148
(Gain) loss on sale of other assets	—	2	52	418
(Gain) loss on sale of Water Assets	—	(164)	—	3,618
Unrealized loss (gain) on derivatives contracts	21,128	(11,571)	(24,029)	45,834
Rig termination and stacking charges and other	210	15,276	5,327	22,601
Adjusted EBITDA(1)(2)	$14,615	$18,940	$61,301	$57,140

(1)	Adjusted EBITDA is a non-GAAP measure, which is presented based on management's belief that it will enable a user of the financial information to understand the impact of these items on reported results. This financial measure is not a measure of financial performance under GAAP and should not be considered as an alternative to GAAP measures, including net income (loss). This financial measure may not be comparable to similarly named non-GAAP financial measures that other companies may use and may not be useful in comparing the performance of those companies to Battalion's performance. Amounts for periods prior to 2020 have been revised to conform to the current presentation by eliminating adjustments for gas treating fees. Management believes that conforming the presentation of this information facilitates comparisons across periods.
(2)	Adjusted EBITDA for the three and nine months ended September 30, 2020 (Successor) includes approximately $6.6 million and $22.9 million, respectively, of net proceeds from hedge monetizations. Adjusted EBITDA for the three and nine months ended September 30, 2019 (Predecessor) includes approximately $0.1 million and $7.8 million, respectively, of proceeds related to hedge monetizations.

BATTALION OIL CORPORATION

ADJUSTED EBITDA RECONCILIATION (Unaudited)

(In thousands)

	Three Months	Three Months	Three Months	Three Months
	Ended	Ended	Ended	Ended
	September 30, 2020	June 30. 2020	March 31, 2020	December 31, 2019(1)

Net income (loss), as reported	$(153,125)	$(127,316)	$114,491	$(125,826)
Impact of adjusting items:
Interest expense	1,964	1,842	1,714	1,430
Depletion, depreciation and accretion	15,755	14,382	18,030	19,996
Full cost ceiling impairment	128,336	60,107	—	—
Stock-based compensation	620	786	387	—
Interest income	(273)	(232)	(97)	(128)
Reorganization items, net	—	—	—	118,664
Restructuring	—	2,162	418	1,175
(Gain) loss on sale of other assets	—	52	—	(6)
(Gain) loss on sale of Water Assets	—	—	—	(506)
Unrealized loss (gain) on derivatives contracts	21,128	67,221	(112,378)	18,681
Other(2)	210	4,211	906	(901)
Adjusted EBITDA(3)(4)	$14,615	$23,215	$23,471	$32,579

Adjusted LTM EBITDA(1)(3)(4)	$93,880

(1)	For illustrative purposes, the Company has combined the Successor and Predecessor results to derive combined results for the Adjusted LTM EBITDA ended September 30, 2020. The combination was generated by addition of comparable financial statement line items. However, because of various adjustments to the consolidated financial statements in connection with the application of fresh-start reporting, including asset valuation adjustments and liability adjustments, the results of operations for the Successor are not comparable to those of the Predecessor. The Company believes that subject to consideration of the impact of fresh-start reporting, combining the results of the Predecessor and Successor provides meaningful information about Adjusted LTM EBITDA that assists a reader in understanding the Company’s financial results for the applicable periods.
(2)	Other adjustments to net income (loss), as reported include rig termination and stacking charges, prepetition reorganization costs and other non-recurring professional fees and costs.
(3)	Adjusted EBITDA is a non-GAAP measure, which is presented based on management's belief that it will enable a user of the financial information to understand the impact of these items on reported results. This financial measure is not a measure of financial performance under GAAP and should not be considered as an alternative to GAAP measures, including net income (loss). This financial measure may not be comparable to similarly named non-GAAP financial measures that other companies may use and may not be useful in comparing the performance of those companies to Battalion's performance. Amounts for periods prior to 2020 have been revised to conform to the current presentation by eliminating adjustments for gas treating fees. Management believes that conforming the presentation of this information facilitates comparisons across periods.
(4)	Adjusted EBITDA for the three months ended September 30, 2020, June 30, 2020, March 31, 2020, and December 31,2019 includes approximately $6.6 million of proceeds, $16.4 million of proceeds, $0.1 million of charges, and $0.9 million of proceeds, respectively, for hedge monetizations.

BATTALION OIL CORPORATION

ADJUSTED EBITDA RECONCILIATION (Unaudited)

(In thousands)

	Three Months	Three Months	Three Months	Three Months
	Ended	Ended	Ended	Ended
	September 30, 2019	June 30. 2019	March 31, 2019	December 31, 2018

Net income (loss), as reported	$(63,284)	$(640,844)	$(336,559)	$146,668
Impact of adjusting items:
Interest expense	9,911	14,382	11,972	12,610
Depletion, depreciation and accretion	20,512	40,425	29,975	25,130
Full cost ceiling impairment	45,568	664,383	275,239	—
Income tax provision (benefit)	—	(50,306)	(45,485)	95,791
Stock-based compensation	(2,278)	1,025	(6,782)	3,025
Interest income	(13)	(17)	(61)	(117)
Reorganization items, net	1,758	—	—	—
Restructuring	3,223	654	11,271	—
(Gain) loss on sale of other assets	2	—	416	290
(Gain) loss on sale of Water Assets	(164)	2,897	885	(119,003)
Unrealized loss (gain) on derivatives contracts	(11,571)	(10,764)	68,169	(161,798)
Other(1)	15,276	3,678	3,647	1,827
Adjusted EBITDA(2)(3)	$18,940	$25,513	$12,687	$4,423

Adjusted LTM EBITDA(2)(3)	$61,563

(1)	Other adjustments to net income (loss), as reported include rig stacking charges, transaction costs, prepetition reorganization costs and other non-recurring costs.
(2)	Adjusted EBITDA is a non-GAAP measure, which is presented based on management's belief that it will enable a user of the financial information to understand the impact of these items on reported results. This financial measure is not a measure of financial performance under GAAP and should not be considered as an alternative to GAAP measures, including net income (loss). This financial measure may not be comparable to similarly named non-GAAP financial measures that other companies may use and may not be useful in comparing the performance of those companies to Battalion's performance. Amounts for periods prior to 2020 have been revised to conform to the current presentation by eliminating adjustments for gas treating fees. Management believes that conforming the presentation of this information facilitates comparisons across periods.
(3)	Adjusted EBITDA for the three months ended September 30, 2019, June 30, 2019, March 31, 2019, and December 31, 2018 includes approximately $0.1 million, $4.1 million, $3.6 million, and $4.4 million, respectively, of proceeds from hedge monetizations.